Exhibit 99.1

Charles River Laboratories Announces Second-Quarter 2014 Results from Continuing Operations

– Second-Quarter Revenue of $341.2 Million –

– Second-Quarter GAAP Earnings per Share of $0.75 and Non-GAAP Earnings per Share of $0.97 –

– Updates EPS Guidance for 2014 –

– Revises Financial Reporting into Three Segments –

WILMINGTON, Mass.--(BUSINESS WIRE)--August 6, 2014--Charles River Laboratories International, Inc. (NYSE: CRL) today reported its results for the second quarter of 2014. For the quarter, revenue from continuing operations was $341.2 million, an increase of 16.5% from $292.9 million in the second quarter of 2013. On a non-GAAP basis, second-quarter revenue increased 15.9%. The acquisition of Argenta and BioFocus, which was completed on April 1, 2014, contributed 8.0% to second-quarter revenue, and foreign currency translation benefited reported revenue by 1.4%.

On a GAAP basis, net income from continuing operations for the second quarter of 2014 was $36.5 million, or $0.75 per diluted share, compared to $28.6 million, or $0.58 per diluted share, for the second quarter of 2013.

On a non-GAAP basis, net income from continuing operations was $46.3 million for the second quarter of 2014, an increase of 29.7% from $35.7 million for the same period in 2013. Second-quarter diluted earnings per share on a non-GAAP basis were $0.97, an increase of 32.9% compared to $0.73 per share in the second quarter of 2013. Higher revenue and operating margin improvement were the primary drivers behind the earnings per share increase. A gain on the Company’s limited partnership investments contributed $0.04 per share.

James C. Foster, Chairman, President and Chief Executive Officer, said, “We are very pleased with the second-quarter performance, which is one of the strongest we have ever reported. Double-digit sales growth for the EMD, Biologics, and safety assessment businesses, and the acquisition of Argenta and BioFocus, drove mid-teens revenue growth in the quarter. Leverage from higher sales and our efficiency initiatives combined to generate a 33% increase in non-GAAP earnings per share. As a result, we are increasing our 2014 non-GAAP earnings guidance to a range of $3.25 to $3.35.”

“We are continuing our focus on targeted sales efforts, which have been particularly successful with the mid-tier clients. And now that we have broadened our early-stage portfolio with the addition of early discovery capabilities, we are engaging in expanded discussions with existing clients and reaching potential clients who are interested in outsourcing entire drug discovery and development programs to a single provider. We believe these discussions will result in expanded and new strategic relationships across our global, mid-tier, and academic clients,” Mr. Foster concluded.

Business Segment Revision

During the second quarter of 2014, following the acquisition of Argenta and BioFocus on April 1, 2014, Charles River revised its financial reporting segments to ensure alignment with its view of the business. The Company reviewed discrete financial information, the new and existing markets addressed by each business, and its recently revised go-to-market strategy. As a result of this review, the Company has determined that its financial results should be reported in three segments: Research Models and Services (RMS), Discovery and Safety Assessment (DSA), and Manufacturing Support (Manufacturing).

Management believes that the new business segments reflect results of operations and facilitate investors’ understanding of the Company’s business. The changes in segment presentation have no effect on consolidated revenue or net income. The business segment details discussed in this press release are based on the new business segments. Comparable prior periods have been recast based on the new business segments since the first quarter of 2012, and this quarterly financial information is provided in the schedules at the end of this press release.

The revised reportable segments are as follows:

Research Models and Services	Discovery and Safety Assessment	Manufacturing Support
Research Models	Discovery Services (2)	Endotoxin and Microbial Detection
Research Model Services (1)	Safety Assessment	Avian Vaccine Services
Biologics Testing Solutions

(1) The Research Models Services business currently includes Genetically Engineered Models and Services (GEMS), Research Animal Diagnostic Services (RADS), and Insourcing Solutions (IS).
(2) The Discovery Services business includes the legacy Discovery Research Services operations (formerly reported in the RMS segment), discovery services which were formerly reported in Preclinical Services, and Argenta and BioFocus.

Prior to recasting the reportable segments, the businesses were reported in two segments as follows:

Research Models and Services	Preclinical Services
Research Models	Discovery Services
(including Avian Vaccine Services)	Safety Assessment
Research Model Services (1)	Biologics Testing Solutions
Endotoxin and Microbial Detection

(1) The Research Models Services business previously included Genetically Engineered Models and Services (GEMS), Research Animal Diagnostic Services (RADS), Insourcing Solutions (IS), and Discovery Research Services.

Second-Quarter Segment Results

Research Models and Services (RMS)

Revenue for the RMS segment was $133.1 million in the second quarter of 2014, an increase of 2.6% from $129.8 million in the second quarter of 2013. On a non-GAAP basis, second-quarter RMS revenue increased 1.4%. Foreign currency translation benefited reported revenue by 1.1%. The RMS revenue increase was primarily driven by research model services.

In the second quarter of 2014, the RMS segment’s GAAP operating margin was unchanged at 25.7% compared to the second quarter of 2013. On a non-GAAP basis, the operating margin increased to 29.0% from 27.5% in the second quarter of 2013. Benefits from the Company’s global efficiency initiatives drove the operating margin improvement.

Discovery and Safety Assessment (DSA)

Second-quarter 2014 revenue from continuing operations for the DSA segment was $142.6 million, an increase of 32.7% from $107.5 million in the second quarter of 2013. Foreign currency translation benefited reported revenue by 1.3%. DSA revenue growth was driven by the acquisition of Argenta and BioFocus, which contributed 21.9% to DSA revenue in the second quarter. Robust demand for the Company’s safety assessment services from mid-tier clients also contributed to the second-quarter revenue increase.

In the second quarter of 2014, the DSA segment’s GAAP operating margin was 12.5% compared to 10.5% in the second quarter of 2013. On a non-GAAP basis, the operating margin increased to 17.1% from 13.5% in the second quarter of 2013. The non-GAAP operating margin improvement was due primarily to leverage from higher sales of safety assessment services. In addition, a foreign exchange benefit from a weaker Canadian dollar and the U.K. tax law change adopted in the third quarter of 2013, which reclassified research and development tax credits, also contributed to the operating margin improvement.

Manufacturing Support (Manufacturing)

Revenue for the Manufacturing segment was $65.4 million in the second quarter of 2014, an increase of 17.5% from $55.7 million in the second quarter of 2013. Foreign currency translation benefited reported revenue by 2.3%. Manufacturing revenue was driven by broad-based growth across all businesses, including a double-digit growth rate for both the Endotoxin and Microbial Detection, and Biologics Testing Solutions businesses.

In the second quarter of 2014, the Manufacturing segment’s GAAP operating margin was 31.3% compared to 28.7% for the second quarter of 2013. On a non-GAAP basis, the operating margin increased to 33.4% from 31.1% in the second quarter of 2013. The operating margin improvement was primarily driven by improved utilization for the Biologics business.

Stock Repurchase Update

During the second quarter of 2014, the Company repurchased approximately 1.5 million shares of its common stock for $80.5 million. As of June 28, 2014, the Company had $48.8 million remaining on its stock repurchase authorization.

Six-Month Results

For the first six months of 2014, revenue increased by 9.7% to $640.5 million from $584.2 million in the same period in 2013. On a non-GAAP basis, first-half revenue increased 9.4%. The acquisition of Argenta and BioFocus contributed 4.0% to first-half revenue, and foreign currency translation benefited reported revenue by 1.0%.

On a GAAP basis, net income from continuing operations for the first half of 2014 was $69.1 million, or $1.43 per diluted share, compared to $54.6 million, or $1.11 per diluted share, for the same period in 2013.

On a non-GAAP basis, net income from continuing operations for the first half of 2014 was $85.5 million, or $1.79 per diluted share, compared to $68.9 million, or $1.42 per diluted share, for the same period in 2013.

Research Models and Services (RMS)

For the first six months of 2014, RMS revenue was $265.6 million, an increase of 0.4% from $264.6 million in the same period in 2013. On a non-GAAP basis, first-half RMS revenue declined by 0.2%. Foreign currency translation benefited reported revenue by 0.6%. On a GAAP basis, the RMS segment operating margin was 26.2% in the first half of 2014, compared to 27.9% for the prior-year period. On a non-GAAP basis, the operating margin was 29.2% in the first half of 2014, compared to 29.1% for the same period in 2013.

Discovery and Safety Assessment (DSA)

For the first six months of 2014, DSA revenue was $247.8 million, an increase of 18.4% from $209.3 million in the same period in 2013. The acquisition of Argenta and BioFocus contributed 11.2% to first-half revenue, and foreign currency translation benefited reported revenue by 0.9%. On a GAAP basis, the DSA segment operating margin was 11.9% in the first half of 2014, compared to 9.4% for the prior-year period. On a non-GAAP basis, the operating margin was 15.7% in the first half of 2014, compared to 12.7% for the same period in 2013.

Manufacturing Support (Manufacturing)

For the first six months of 2014, Manufacturing revenue was $127.2 million, an increase of 15.3% from $110.3 million in the same period in 2013. Foreign currency translation benefited reported revenue by 1.9%. On a GAAP basis, the Manufacturing segment operating margin was 30.6% in the first half of 2014, compared to 27.6% for the prior-year period. On a non-GAAP basis, the operating margin was 32.8% in the first half of 2014, compared to 30.0% for the same period in 2013.

2014 Guidance

The Company is updating its 2014 forward-looking guidance based on continuing operations. Guidance for non-GAAP earnings per share has been increased to primarily reflect the strong second-quarter performance, including the gain from limited partnership investments. Primarily as a result of additional charges associated with the Company’s global efficiency initiatives, GAAP earnings per share guidance has been reduced. The Company is maintaining its 2014 revenue guidance and continues to expect foreign currency translation to provide only a small benefit to reported revenue. The outlook for the remainder of the year assumes normal seasonality in the RMS segment.

2014 GUIDANCE (from continuing operations)	REVISED	PRIOR
Net revenue growth, reported	9.0% – 11.0%	9.0% – 11.0%
Impact of foreign exchange	N/M	N/M
Net revenue growth, constant currency	9.0% - 11.0%	9.0% - 11.0%
GAAP EPS estimate	$2.60 - $2.70	$2.64 - $2.74
Amortization of intangible assets	$0.36	$0.33
Operating losses and other items (1)	$0.06	$0.04
Charges related to global efficiency initiative (2)	$0.16-$0.18	$0.08-$0.10
Costs associated with evaluation and integration of acquisitions	$0.06	$0.05
Non-GAAP EPS estimate	$3.25 - $3.35	$3.15 - $3.25

(1) These costs relate primarily to the Company’s Shrewsbury, Massachusetts, facility and a dispute with a large model supplier.
(2) These charges relate primarily to the consolidation of research model production operations and other efficiency initiatives. Other projects in support of the global efficiency initiative are expected, but these charges reflect only the decisions that have already been finalized.

Webcast

Charles River Laboratories has scheduled a live webcast on Thursday, August 7, at 9:00 a.m. ET to discuss matters relating to this press release. To participate, please go to ir.criver.com and select the webcast link. You can also find the associated slide presentation and reconciliations of non-GAAP financial measures to comparable GAAP financial measures on the website.

Non-GAAP Reconciliations/Discontinued Operations

The Company reports non-GAAP results in this press release, which exclude certain items that are outside of normal operations. A reconciliation of GAAP to non-GAAP results is provided in the schedules at the end of this press release. In addition, the Company reports results from continuing operations, which exclude results of the Phase I clinical business that was divested in 2011. The Phase I business is reported as a discontinued operation.

Use of Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, such as non-GAAP earnings per diluted share, which exclude the amortization of intangible assets and other charges related to our acquisitions; expenses associated with evaluating and integrating acquisitions; charges, gains and losses attributable to businesses or properties we plan to close, consolidate or divest; severance costs associated with our efficiency initiatives; accelerated depreciation charges related to the consolidation of research model production operations and Biologics Testing Solutions operations; a charge related to a dispute with a large model supplier; gains related to the sales of former research model facilities; an adjustment to prior-period accrued compensation expenses; and the additional interest recorded as a result of the adoption in 2009 of an accounting standard related to our convertible debt accounting which increased interest and depreciation expense. We exclude these items from the non-GAAP financial measures because they are outside our normal operations. This press release also refers to our revenue in both a GAAP and non-GAAP (constant currency) basis. There are limitations in using non-GAAP financial measures, as they are not prepared in accordance with generally accepted accounting principles, and may be different than non-GAAP financial measures used by other companies. In particular, we believe that the inclusion of supplementary non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our core operating results and future prospects without the effect of these often-one-time charges, and is consistent with how management measures and forecasts the Company's performance, especially when comparing such results to prior periods or forecasts. We believe that the financial impact of our acquisitions (and in certain cases, the evaluation of such acquisitions, whether or not ultimately consummated) is often large relative to our overall financial performance, which can adversely affect the comparability of our results on a period-to-period basis. In addition, certain activities, such as business acquisitions, happen infrequently and the underlying costs associated with such activities do not recur on a regular basis. Presenting revenue on a constant currency basis allows investors to measure our revenue growth exclusive of foreign currency exchange fluctuations more clearly. Non-GAAP results also allow investors to compare the Company’s operations against the financial results of other companies in the industry who similarly provide non-GAAP results. The non-GAAP financial measures included in this press release are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations. Reconciliations of the non-GAAP financial measures used in this press release to the most directly comparable GAAP financial measures are set forth in this press release, and can also be found on the Company’s website at ir.criver.com.

Caution Concerning Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding our projected future financial performance including revenue, operating margins, earnings per share, and the expected impact of foreign exchange rates; the future demand for drug discovery and development products and services, including our expectations for future revenue trends; the integration of Argenta and BioFocus, and our expectations with respect to their impact on the Company, our service offerings, strategic relationships, revenue, revenue growth rates, and earnings; the development and performance of our services and products, including the impact this can have on our clients’ drug development models; market and industry conditions including the outsourcing of these services and spending trends by our clients; the potential outcome of and impact to our business and financial operations due to litigation and legal proceedings, including with respect to our ongoing investigation of inaccurate billing with respect to certain government contracts; and Charles River’s future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to revenue, the impact of foreign exchange, and enhanced efficiency initiatives. Forward-looking statements are based on Charles River’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the ability to successfully integrate businesses we acquire; the ability to execute our efficiency initiatives on an effective and timely basis (including divestitures and site closures); the timing and magnitude of our share repurchases; negative trends in research and development spending, negative trends in the level of outsourced services, or other cost reduction actions by our clients; the ability to convert backlog to revenue; special interest groups; contaminations; industry trends; new displacement technologies; USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in tax regulation and laws; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River's Annual Report on Form 10-K as filed on February 25, 2014, as well as other filings we make with the Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River, and Charles River assumes no obligation and expressly disclaims any duty to update information contained in this news release except as required by law.

About Charles River

Charles River provides essential products and services to help pharmaceutical and biotechnology companies, government agencies and leading academic institutions around the globe accelerate their research and drug development efforts. Our dedicated employees are focused on providing clients with exactly what they need to improve and expedite the discovery, early-stage development and safe manufacture of new therapies for the patients who need them. To learn more about our unique portfolio and breadth of services, visit www.criver.com.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands, except for share and per share data)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013

Total revenue	$341,179	$292,933	$640,547	$584,171
Cost of products sold and services provided	215,545	190,363	406,100	377,390
Gross margin	125,634	102,570	234,447	206,781
Selling, general and administrative	67,756	54,919	132,523	112,118
Amortization of intangibles	6,853	4,463	11,193	8,712
Operating income	51,025	43,188	90,731	85,951
Interest income (expense)	(3,151)	(7,308)	(5,747)	(15,491)
Other income (expense)	2,667	967	8,543	2,035
Income from continuing operations before income taxes	50,541	36,847	93,527	72,495
Provision for income taxes	14,081	8,219	24,439	17,941
Income from continuing operations, net of tax	36,460	28,628	69,088	54,554
Loss from discontinued operations, net of tax	(644)	(915)	(914)	(1,070)
Net income	35,816	27,713	68,174	53,484
Income from noncontrolling interests	(552)	(429)	(678)	(622)
Net income attributable to common shareowners	$35,264	$27,284	$67,496	$52,862

Earnings per common share
Basic:
Continuing operations	$0.76	$0.58	$1.46	$1.12
Discontinued operations	$(0.01)	$(0.02)	$(0.02)	$(0.02)
Net	$0.75	$0.57	$1.44	$1.10
Diluted:
Continuing operations	$0.75	$0.58	$1.43	$1.11
Discontinued operations	$(0.01)	$(0.02)	$(0.02)	$(0.02)
Net	$0.74	$0.56	$1.41	$1.09

Weighted average number of common shares outstanding
Basic	46,941,612	48,280,371	47,016,221	47,969,683
Diluted	47,684,096	48,835,453	47,909,233	48,647,942

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)

	June 28, 2014	December 28, 2013
Assets
Current assets
Cash and cash equivalents	$117,012	$155,927
Trade receivables, net	274,504	220,630
Inventories	92,621	89,396
Other current assets	107,709	85,847
Current assets of discontinued businesses	856	750
Total current assets	592,702	552,550
Property, plant and equipment, net	687,664	676,182
Goodwill, net	297,005	230,701
Other intangibles, net	181,269	84,537
Deferred tax asset	19,746	23,671
Other assets	81,815	61,964
Long-term assets of discontinued businesses	3,261	3,151
Total assets	$1,863,462	$1,632,756

Liabilities and Equity
Current liabilities
Current portion of long-term debt and capital leases	$31,932	$21,437
Accounts payable	35,218	31,770
Accrued compensation	59,224	58,461
Deferred revenue	61,870	54,177
Accrued liabilities	67,462	56,712
Other current liabilities	13,761	22,546
Current liabilities of discontinued businesses	2,181	1,931
Total current liabilities	271,648	247,034
Long-term debt & capital leases	781,617	642,352
Other long-term liabilities	103,305	70,632
Long-term liabilities of discontinued businesses	8,271	8,080
Total liabilities	1,164,841	968,098
Redeemable non-controlling interest	23,483	20,581
Total shareholders' equity	671,815	640,984
Non-controlling interest	3,323	3,093
Total liabilities and equity	$1,863,462	$1,632,756

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Research Models and Services
Revenue	$133,120	$129,759	$265,615	$264,632
Gross margin	52,450	49,020	104,097	104,476
Gross margin as a % of revenue	39.4%	37.8%	39.2%	39.5%
Operating income	34,234	33,296	69,678	73,773
Operating income as a % of revenue	25.7%	25.7%	26.2%	27.9%
Depreciation and amortization	7,165	7,192	14,364	14,094
Capital expenditures	2,478	3,991	7,711	6,209

Discovery and Safety Assessment
Revenue	$142,614	$107,490	$247,752	$209,281
Gross margin	39,457	25,534	65,116	48,051
Gross margin as a % of revenue	27.7%	23.8%	26.3%	23.0%
Operating income	17,798	11,261	29,511	19,704
Operating income as a % of revenue	12.5%	10.5%	11.9%	9.4%
Depreciation and amortization	13,241	9,369	22,012	18,783
Capital expenditures	4,340	3,064	8,051	4,856

Manufacturing Support
Revenue	$65,445	$55,684	$127,180	$110,258
Gross margin	33,727	28,016	65,234	54,254
Gross margin as a % of revenue	51.5%	50.3%	51.3%	49.2%
Operating income	20,455	16,008	38,871	30,451
Operating income as a % of revenue	31.3%	28.7%	30.6%	27.6%
Depreciation and amortization	3,894	3,849	7,975	7,543
Capital expenditures	2,497	2,740	4,743	5,158

Unallocated Corporate Overhead	$(21,462)	$(17,377)	$(47,329)	$(37,977)

Total
Revenue	$341,179	$292,933	$640,547	$584,171
Gross margin	125,634	102,570	234,447	206,781
Gross margin as a % of revenue	36.8%	35.0%	36.6%	35.4%
Operating income	51,025	43,188	90,731	85,951
Operating income as a % of revenue	15.0%	14.7%	14.2%	14.7%
Depreciation and amortization	24,300	20,410	44,351	40,420
Capital expenditures	9,315	9,795	20,505	16,223

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP
SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED) (1)
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Research Models and Services
Revenue	$133,120	$129,759	$265,615	$264,632
Add back government billing adjustment	-	1,495	-	1,495
Non-GAAP revenue	$133,120	$131,254	$265,615	$266,127
Operating income	34,234	33,296	69,678	73,773
Operating income as a % of revenue	25.7%	25.7%	26.2%	27.9%
Add back:
Amortization of intangible assets related to acquisitions	608	754	1,545	1,245
Severance related to cost-savings actions	2,011	183	3,595	269
Government billing adjustment and related expenses	13	1,855	80	1,855
Impairment and other items (2)	1,725	-	2,705	-
Operating losses (3)	15	51	27	209
Operating income, excluding specified charges (Non-GAAP)	$38,606	$36,139	$77,630	$77,351
Non-GAAP operating income as a % of revenue	29.0%	27.5%	29.2%	29.1%

Discovery and Safety Assessment
Revenue	$142,614	$107,490	$247,752	$209,281
Operating income	17,798	11,261	29,511	19,704
Operating income as a % of revenue	12.5%	10.5%	11.9%	9.4%
Add back:
Amortization of intangible assets related to acquisitions	4,891	2,393	6,863	4,809
Severance related to cost-savings actions	854	102	1,049	313
Operating losses (3)	704	787	1,375	1,735
Costs associated with the evaluation and integration of acquisitions	203	-	203	-
Operating income, excluding specified charges (Non-GAAP)	$24,450	$14,543	$39,001	$26,561
Non-GAAP operating income as a % of revenue	17.1%	13.5%	15.7%	12.7%

Manufacturing Support
Revenue	$65,445	$55,684	$127,180	$110,258
Operating income	20,455	16,008	38,871	30,451
Operating income as a % of revenue	31.3%	28.7%	30.6%	27.6%
Add back:
Amortization of intangible assets related to acquisitions	1,355	1,317	2,785	2,658
Severance related to cost-savings actions	24	-	24	-
Operating income, excluding specified charges (Non-GAAP)	$21,834	$17,325	$41,680	$33,109
Non-GAAP operating income as a % of revenue	33.4%	31.1%	32.8%	30.0%

Unallocated Corporate Overhead	$(21,462)	$(17,377)	$(47,329)	$(37,977)
Add back:
Severance related to cost-savings actions	-	-	121	-
Costs associated with the evaluation and integration of acquisitions	1,371	194	4,676	680
Convertible debt accounting	-	54	-	107
Unallocated corporate overhead, excluding specified charges (Non-GAAP)	$(20,091)	$(17,129)	$(42,532)	$(37,190)

Total
Revenue	$341,179	$292,933	$640,547	$584,171
Add back government billing adjustment	-	1,495	-	1,495
Non-GAAP revenue	$341,179	$294,428	$640,547	$585,666
Operating income	51,025	43,188	90,731	85,951
Operating income as a % of revenue	15.0%	14.7%	14.2%	14.7%
Add back:
Amortization of intangible assets related to acquisitions	6,854	4,464	11,193	8,712
Severance related to cost-savings actions	2,889	285	4,789	582
Government billing adjustment and related expenses	13	1,855	80	1,855
Impairment and other items (2)	1,725	-	2,705	-
Operating losses (3)	719	838	1,402	1,944
Costs associated with the evaluation and integration of acquisitions	1,574	194	4,879	680
Convertible debt accounting	-	54	-	107
Operating income, excluding specified charges (Non-GAAP)	$64,799	$50,878	$115,779	$99,831
Non-GAAP operating income as a % of revenue	19.0%	17.3%	18.1%	17.0%

(1) Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges and other items which are outside our normal operations, consistent with the manner in which management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules, regulations and guidance.

(2) For the three and six months ended June 28, 2014, impairment and other items primarily include $1.5 million and $2.5 million of asset impairments and accelerated depreciation related to the consolidation of research model production operations, respectively; a $1.3 million charge related to a dispute with a large model supplier; and a $1.1 million gain related to the sale of a former research model facility in France.

(3) This item includes operating losses related primarily to the Company's Shrewsbury, Massachusetts facility.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
RECONCILIATION OF GAAP EARNINGS TO NON-GAAP EARNINGS (1)
(dollars in thousands, except for share and per share data)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013

Net income attributable to common shareholders	$35,264	$27,284	$67,496	$52,862
Less: Discontinued operations	644	915	914	1,070
Net income from continuing operations	35,908	28,199	68,410	53,932
Add back:
Amortization of intangible assets related to acquisitions	6,854	4,464	11,193	8,712
Severance related to cost-savings actions	2,889	285	4,789	582
Impairment and other items (2)	1,725	-	2,705	-
Operating losses (3)	719	838	1,402	1,944
Costs associated with the evaluation and integration of acquisitions	1,574	194	4,879	680
Government billing adjustment and related expenses	13	1,855	80	1,855
Write-off of deferred financing costs and fees related to debt refinancing	-	645	-	645
Convertible debt accounting, net (4)	-	2,897	-	6,710
Tax effect of items above	(3,426)	(3,709)	(7,928)	(6,166)
Net income from continuing operations, excluding specified charges (Non-GAAP)	$46,256	$35,668	$85,530	$68,894

Weighted average shares outstanding - Basic	46,941,612	48,280,371	47,016,221	47,969,683
Effect of dilutive securities:
Stock options and contingently issued restricted stock	742,484	555,082	893,012	678,259
Weighted average shares outstanding - Diluted	47,684,096	48,835,453	47,909,233	48,647,942

Basic earnings per share from continuing operations	$0.76	$0.58	$1.46	$1.12
Diluted earnings per share from continuing operations	$0.75	$0.58	$1.43	$1.11

Basic earnings per share from continuing operations, excluding specified charges (Non-GAAP)	$0.99	$0.74	$1.82	$1.44
Diluted earnings per share from continuing operations, excluding specified charges (Non-GAAP)	$0.97	$0.73	$1.79	$1.42

(1) Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges and other items which are outside our normal operations, consistent with the manner in which management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules, regulations and guidance.

(2) For the three and six months ended June 28, 2014, impairment and other items primarily include $1.5 million and $2.5 million of asset impairments and accelerated depreciation related to the consolidation of research model production operations, respectively; a $1.3 million charge related to a dispute with a large model supplier; and a $1.1 million gain related to the sale of a former research model facility in France.

(3) This item includes operating losses related primarily to the Company's Shrewsbury, Massachusetts facility.

(4) The three and six months ended June 29, 2013 include the impact of convertible debt accounting adopted at the beginning of 2009, which increased interest expense by $2.8 million and $6.6 million and depreciation expense by $0.1 million and $0.1 million, respectively.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP REVENUE GROWTH (YEAR-OVER-YEAR)
EXCLUDING THE IMPACT OF FOREIGN EXCHANGE AND A GOVERNMENT BILLING ADJUSTMENT
For the Three and Six Months Ended June 28, 2014

For the three months ended June 28, 2014:	Total CRL	RMS Segment	DSA Segment	MS Segment

Revenue growth, reported	16.5%	2.6%	32.7%	17.5%
Impact of foreign exchange	1.4%	1.1%	1.3%	2.3%
Impact of government billing adjustment	0.6%	1.2%	0.0%	0.0%
Non-GAAP revenue growth, constant currency	14.5%	0.3%	31.4%	15.2%

For the six months ended June 28, 2014:	Total CRL	RMS Segment	DSA Segment	MS Segment

Revenue growth, reported	9.7%	0.4%	18.4%	15.3%
Impact of foreign exchange	1.0%	0.6%	0.9%	1.9%
Impact of government billing adjustment	0.3%	0.6%	0.0%	0.0%
Non-GAAP revenue growth, constant currency	8.4%	(0.8%)	17.5%	13.4%

Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands)

	Six Months Ended
	June 28, 2014	June 29, 2013
Cash flows relating to operating activities:
Net income	$68,174	$53,484
Less: Loss from discontinued operations	(914)	(1,070)
Income from continuing operations	69,088	54,554
Summary of non-cash adjustments	59,081	66,386
Changes in assets and liabilities	(42,731)	(41,997)
Net cash provided by operating activities	85,438	78,943

Cash flows relating to investing activities:
Acquisition of businesses, net of cash acquired	(183,151)	(24,218)
Capital expenditures	(20,505)	(16,223)
Other	1,158	454
Net cash used in investing activities	(202,498)	(39,987)

Cash flow relating to financing activities:
Net cash used in financing activities	78,212	(29,417)

Cash flows used in discontinued operations	(689)	(946)
Effect of exchange rate changes on cash and cash equivalents	622	(4,757)
Net change in cash and cash equivalents	(38,915)	3,836
Cash and cash equivalents, beginning of period	155,927	109,685
Cash and cash equivalents, end of period	$117,012	$113,521

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
SUPPLEMENTAL SCHEDULE: PRIOR PERIODS RECAST FOR BUSINESS SEGMENT REVISION
SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED)
(dollars in thousands)

	Three Months Ended				Twelve Months Ended	Three Months Ended
	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013	March 29, 2014
Research Models and Services
Revenue	$134,873	$129,759	$124,236	$122,482	$511,350	$132,495
Gross margin	55,456	49,020	39,127	35,889	179,492	51,647
Gross margin as a % of revenue	41.1%	37.8%	31.5%	29.3%	35.1%	39.0%
Operating income	40,477	33,296	23,803	19,161	116,737	35,444
Operating income as a % of revenue	30.0%	25.7%	19.2%	15.6%	22.8%	26.8%
Depreciation and amortization	6,902	7,192	13,548	14,195	41,837	7,199
Capital expenditures	2,218	3,991	4,208	6,300	16,717	5,233

Discovery and Safety Assessment
Revenue	$101,791	$107,490	$112,627	$110,470	$432,378	$105,138
Gross margin	22,517	25,534	33,061	25,654	106,766	25,659
Gross margin as a % of revenue	22.1%	23.8%	29.4%	23.2%	24.7%	24.4%
Operating income	8,443	11,261	18,968	8,741	47,413	11,713
Operating income as a % of revenue	8.3%	10.5%	16.8%	7.9%	11.0%	11.1%
Depreciation and amortization	9,414	9,369	9,486	9,451	37,720	8,771
Capital expenditures	1,792	3,064	2,459	5,246	12,561	3,711

Manufacturing Support
Revenue	$54,574	$55,684	$55,266	$56,276	$221,800	$61,735
Gross margin	26,238	28,016	27,738	26,651	108,643	31,507
Gross margin as a % of revenue	48.1%	50.3%	50.2%	47.4%	49.0%	51.0%
Operating income	14,443	16,008	16,125	14,651	61,227	18,416
Operating income as a % of revenue	26.5%	28.7%	29.2%	26.0%	27.6%	29.8%
Depreciation and amortization	3,694	3,849	3,881	5,655	17,079	4,081
Capital expenditures	2,418	2,740	2,429	2,289	9,876	2,246

Unallocated Corporate Overhead	$(20,600)	$(17,377)	$(18,053)	$(17,946)	$(73,976)	$(25,867)

Total
Revenue	$291,238	$292,933	$292,129	$289,228	$1,165,528	$299,368
Gross margin	104,211	102,570	99,926	88,194	394,901	108,813
Gross margin as a % of revenue	35.8%	35.0%	34.2%	30.5%	33.9%	36.3%
Operating income	42,763	43,188	40,843	24,607	151,401	39,706
Operating income as a % of revenue	14.7%	14.7%	14.0%	8.5%	13.0%	13.3%
Depreciation and amortization	20,010	20,410	26,915	29,301	96,636	20,051
Capital expenditures	6,428	9,795	9,096	13,835	39,154	11,190

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
SUPPLEMENTAL SCHEDULE: PRIOR PERIODS RECAST FOR BUSINESS SEGMENT REVISION
SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED)
(dollars in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Research Models and Services
Revenue	$140,875	$132,428	$124,541	$123,789	$521,633
Gross margin	59,154	53,900	44,364	40,873	198,291
Gross margin as a % of revenue	42.0%	40.7%	35.6%	33.0%	38.0%
Operating income	44,523	41,131	29,418	28,711	143,783
Operating income as a % of revenue	31.6%	31.1%	23.6%	23.2%	27.6%
Depreciation and amortization	6,597	6,618	6,792	6,718	26,725
Capital expenditures	8,039	5,378	5,834	7,826	27,077

Discovery and Safety Assessment
Revenue	$98,840	$103,787	$105,080	$101,201	$408,908
Gross margin	23,165	25,384	24,961	24,398	97,908
Gross margin as a % of revenue	23.4%	24.5%	23.8%	24.1%	23.9%
Operating income	6,344	10,314	10,333	8,697	35,688
Operating income as a % of revenue	6.4%	9.9%	9.8%	8.6%	8.7%
Depreciation and amortization	10,286	10,270	10,375	10,070	41,001
Capital expenditures	2,984	1,996	2,166	2,905	10,051

Manufacturing Support
Revenue	$46,266	$48,508	$49,065	$55,150	$198,989
Gross margin	21,893	24,301	23,935	25,753	95,882
Gross margin as a % of revenue	47.3%	50.1%	48.8%	46.7%	48.2%
Operating income	12,774	14,906	14,613	15,226	57,519
Operating income as a % of revenue	27.6%	30.7%	29.8%	27.6%	28.9%
Depreciation and amortization	3,119	3,177	3,383	3,870	13,549
Capital expenditures	3,089	2,067	2,242	3,009	10,407

Unallocated Corporate Overhead	$(19,901)	$(17,077)	$(16,682)	$(17,565)	$(71,225)

Total
Revenue	$285,981	$284,723	$278,686	$280,140	$1,129,530
Gross margin	104,212	103,585	93,260	91,024	392,081
Gross margin as a % of revenue	36.4%	36.4%	33.5%	32.5%	34.7%
Operating income	43,740	49,274	37,682	35,069	165,765
Operating income as a % of revenue	15.3%	17.3%	13.5%	12.5%	14.7%
Depreciation and amortization	20,002	20,065	20,550	20,658	81,275
Capital expenditures	14,112	9,441	10,242	13,740	47,535

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
SUPPLEMENTAL SCHEDULE: PRIOR PERIODS RECAST FOR BUSINESS SEGMENT REVISION
RECONCILIATION OF GAAP TO NON-GAAP
SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED) (1)
(dollars in thousands)

	Three Months Ended				Twelve Months Ended	Three Months Ended
	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013	March 29, 2014
Research Models and Services
Revenue	$134,873	$129,759	$124,236	$122,482	$511,350	$132,495
Add back government billing adjustment	-	1,495	-	-	1,495	-
Non-GAAP revenue	$134,873	$131,254	$124,236	$122,482	$512,845	$132,495
Operating income	40,477	33,296	23,803	19,161	116,737	35,444
Operating income as a % of revenue	30.0%	25.4%	19.2%	15.6%	22.8%	26.8%
Add back:
Amortization of intangible assets related to acquisitions	491	754	457	1,076	2,778	937
Severance related to cost-savings actions	86	183	32	1,123	1,424	1,584
Government billing adjustment and related expenses	-	1,855	321	226	2,402	67
Impairment and other items (2)	-	-	7,238	6,440	13,678	980
Operating losses (3)	158	51	47	14	270	12
Operating income, excluding specified charges (Non-GAAP)	$41,212	$36,139	$31,898	$28,040	$137,289	$39,024
Non-GAAP operating income as a % of revenue	30.6%	27.5%	25.7%	22.9%	26.8%	29.5%

Discovery and Safety Assessment
Revenue	$101,791	$107,490	$112,627	$110,470	$432,378	$105,138
Operating income	8,443	11,261	18,968	8,741	47,413	11,713
Operating income as a % of revenue	8.3%	10.5%	16.8%	7.9%	11.0%	11.1%
Add back:
Amortization of intangible assets related to acquisitions	2,416	2,393	2,383	2,401	9,593	1,972
Severance related to cost-savings actions	211	102	397	915	1,625	195
Impairment and other items (2)	-	-	-	5,829	5,829	-
Operating losses (3)	948	787	737	629	3,101	671
Costs associated with the evaluation and integration of acquisitions	-	-	-	-	-	-
Operating income, excluding specified charges (Non-GAAP)	$12,018	$14,543	$22,485	$18,515	$67,561	$14,551
Non-GAAP operating income as a % of revenue	11.8%	13.5%	20.0%	16.8%	15.6%	13.8%

Manufacturing Support
Revenue	$54,574	$55,684	$55,266	$56,276	$221,800	$61,735
Operating income	14,443	16,008	16,125	14,651	61,227	18,416
Operating income as a % of revenue	26.5%	28.7%	29.2%	26.0%	27.6%	29.8%
Add back:
Amortization of intangible assets related to acquisitions	1,341	1,317	1,339	1,438	5,435	1,430
Severance related to cost-savings actions	-	-	46	123	169	-
Impairment and other items (2)	-	-	-	1,874	1,874	-
Operating income, excluding specified charges (Non-GAAP)	$15,784	$17,325	$17,510	$18,086	$68,705	$19,846
Non-GAAP operating income as a % of revenue	28.9%	31.1%	31.7%	32.1%	31.0%	32.1%

Unallocated Corporate Overhead	$(20,600)	$(17,377)	$(18,053)	$(17,946)	$(73,976)	$(25,867)
Add back:
Severance related to cost-savings actions	-	-	-	-	-	121
Costs associated with the evaluation and integration of acquisitions	486	194	306	766	1,752	3,305
Convertible debt accounting	53	54	-	-	107	-
Unallocated corporate overhead, excluding specified charges (Non-GAAP)	$(20,061)	$(17,129)	$(17,747)	$(17,180)	$(72,117)	$(22,441)

Total
Revenue	$291,238	$292,933	$292,129	$289,228	$1,165,528	$299,368
Add back government billing adjustment	-	1,495	-	-	1,495	-
Non-GAAP revenue	$291,238	$294,428	$292,129	$289,228	$1,167,023	$299,368
Operating income	42,763	43,188	40,843	24,607	151,401	39,706
Operating income as a % of revenue	14.7%	14.7%	14.0%	8.5%	13.0%	13.3%
Add back:
Amortization of intangible assets related to acquisitions	4,248	4,464	4,179	4,915	17,806	4,339
Severance related to cost-savings actions	297	285	475	2,161	3,218	1,900
Government billing adjustment and related expenses	-	1,855	321	226	2,402	67
Impairment and other items (2)	-	-	7,238	14,143	21,381	980
Operating losses (3)	1,106	838	784	643	3,371	683
Costs associated with the evaluation and integration of acquisitions	486	194	306	766	1,752	3,305
Convertible debt accounting	53	54	-	-	107	-
Operating income, excluding specified charges (Non-GAAP)	$48,953	$50,878	$54,146	$47,461	$201,438	$50,980
Non-GAAP operating income as a % of revenue	16.8%	17.3%	18.5%	16.4%	17.3%	17.0%

(1) Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges and other items which are outside our normal operations, consistent with the manner in which management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules, regulations and guidance.

(2) For the three months ended March 29, 2014, impairment and other items primarily include $1.0 million of asset impairments and accelerated depreciation related to the consolidation of research model production operations. For the year ended December 28, 2013, impairment and other items primarily include: (i) accelerated depreciation of $13.5 million and $1.9 million related to the consolidation of research model production operations and our Biologics Testing Solutions operations, respectively; (ii) an impairment charge of $3.8 million related to our Shrewsbury, Massachusetts facility; (iii) an adjustment to prior-period accrued compensated absences of $1.6 million; and (iv) $0.6 million for the impairment of assets at certain European facilities.

(3) This item includes operating losses related primarily to the Company's Shrewsbury, Massachusetts facility.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
SUPPLEMENTAL SCHEDULE: PRIOR PERIODS RECAST FOR BUSINESS SEGMENT REVISION
RECONCILIATION OF GAAP TO NON-GAAP
SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED) (1)
(dollars in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Research Models and Services
Revenue	$140,875	$132,428	$124,541	$123,789	$521,633
Add back government billing adjustment	-	-	-	-	-
Non-GAAP revenue	$140,875	$132,428	$124,541	$123,789	$521,633
Operating income	44,523	41,131	29,418	28,711	143,783
Operating income as a % of revenue	31.6%	31.1%	23.6%	23.2%	27.6%
Add back:
Amortization of intangible assets related to acquisitions	218	219	237	241	915
Severance related to cost-savings actions	-	-	867	148	1,015
Impairment and other items (2)	-	-	2,927	883	3,810
Operating income, excluding specified charges (Non-GAAP)	$44,741	$41,350	$33,449	$29,983	$149,523
Non-GAAP operating income as a % of revenue	31.8%	31.2%	26.9%	24.2%	28.7%

Discovery and Safety Assessment
Revenue	$98,840	$103,787	$105,080	$101,201	$408,908
Operating income	6,344	10,314	10,333	8,697	35,688
Operating income as a % of revenue	6.4%	9.9%	9.8%	8.6%	8.7%
Add back:
Amortization of intangible assets related to acquisitions	3,180	3,141	3,112	2,945	12,378
Severance related to cost-savings actions	911	-	22	561	1,494
Impairment and other items (2)	-	-	(233)	199	(34)
Operating losses (3)	1,054	809	837	941	3,641
Operating income, excluding specified charges (Non-GAAP)	$11,489	$14,264	$14,071	$13,343	$53,167
Non-GAAP operating income as a % of revenue	11.6%	13.7%	13.4%	13.2%	13.0%

Manufacturing Support
Revenue	$46,266	$48,508	$49,065	$55,150	$198,989
Operating income	12,774	14,906	14,613	15,226	57,519
Operating income as a % of revenue	27.6%	30.7%	29.8%	27.6%	28.9%
Add back:
Amortization of intangible assets related to acquisitions	1,098	1,050	1,179	1,447	4,774
Severance related to cost-savings actions	-	-	82	(11)	71
Operating income, excluding specified charges (Non-GAAP)	$13,872	$15,956	$15,874	$16,662	$62,364
Non-GAAP operating income as a % of revenue	30.0%	32.9%	32.4%	30.2%	31.3%

Unallocated Corporate Overhead	$(19,901)	$(17,077)	$(16,682)	$(17,565)	$(71,225)
Add back:
Costs associated with the evaluation and integration of acquisitions	232	744	658	2,140	3,774
Convertible debt accounting	53	54	53	53	213
Unallocated corporate overhead, excluding specified charges (Non-GAAP)	$(19,616)	$(16,279)	$(15,971)	$(15,372)	$(67,238)

Total
Revenue	$285,981	$284,723	$278,686	$280,140	$1,129,530
Add back government billing adjustment	-	-	-	-	-
Non-GAAP revenue	$285,981	$284,723	$278,686	$280,140	$1,129,530
Operating income	43,740	49,274	37,682	35,069	165,765
Operating income as a % of revenue	15.3%	17.3%	13.5%	12.5%	14.7%
Add back:
Amortization of intangible assets related to acquisitions	4,496	4,410	4,528	4,633	18,067
Severance related to cost-savings actions	911	-	971	698	2,580
Impairment and other items (2)	-	-	2,694	1,082	3,776
Operating losses (3)	1,054	809	837	941	3,641
Costs associated with the evaluation and integration of acquisitions	232	744	658	2,140	3,774
Convertible debt accounting	53	54	53	53	213
Operating income, excluding specified charges (Non-GAAP)	$50,486	$55,291	$47,423	$44,616	$197,816
Non-GAAP operating income as a % of revenue	17.7%	19.4%	17.0%	15.9%	17.5%

(1) Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges and other items which are outside our normal operations, consistent with the manner in which management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules, regulations and guidance.

(2) For the year ended December 29, 2012, impairment and other items primarily include: (i) an impairment charge of $3.5 million for long-lived assets at certain RMS Europe facilities; (ii) $0.6 million for the gain on the sale of land at an RMS facility; and (iii) $0.9 million for the write-off of large model inventory held at a vendor.

(3) This item includes operating losses related primarily to the Company's Shrewsbury, Massachusetts facility.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
SUPPLEMENTAL SCHEDULE: PRESENTATION OF FORMER BUSINESS SEGMENT RESULTS
RECONCILIATION OF GAAP TO NON-GAAP
SELECTED FORMER BUSINESS SEGMENT INFORMATION (UNAUDITED) (1)
(dollars in thousands)

	Three Months Ended
	June 28, 2014	June 29, 2013
Research Models and Services (former segment)
Revenue	$189,157	$178,973
Add back government billing adjustment	-	1,495
Non-GAAP revenue	$189,157	$180,468
Operating income	52,547	49,630
Operating income as a % of revenue	27.8%	27.7%
Add back:
Amortization of intangible assets related to acquisitions	2,035	2,228
Severance related to cost-savings actions	2,031	295
Government billing adjustment and related expenses	13	1,855
Impairment and other items (2)	1,725	-
Operating losses (3)	15	51
Operating income, excluding specified charges (Non-GAAP)	$58,366	$54,059
Non-GAAP operating income as a % of revenue	30.9%	30.0%

Preclinical Services (former segment)
Revenue	$128,509	$113,960
Operating income	19,901	10,935
Operating income as a % of revenue	15.5%	9.6%
Add back:
Amortization of intangible assets related to acquisitions	1,917	2,236
Severance related to cost-savings actions	858	(10)
Operating losses (3)	704	787
Operating income, excluding specified charges (Non-GAAP)	$23,380	$13,948
Non-GAAP operating income as a % of revenue	18.2%	12.2%

Acquisition of Argenta and BioFocus
Revenue	$23,513	$-
Operating income	39	-
Operating income as a % of revenue	0.2%	-
Add back:
Amortization of intangible assets related to acquisitions	2,902	-
Costs associated with the evaluation and integration of acquisitions	203	-
Operating income, excluding specified charges (Non-GAAP)	$3,144	$-
Non-GAAP operating income as a % of revenue	13.4%	-

Unallocated Corporate Overhead	$(21,462)	$(17,377)
Add back:
Severance related to cost-savings actions	-	-
Costs associated with the evaluation and integration of acquisitions	1,371	194
Convertible debt accounting	-	54
Unallocated corporate overhead, excluding specified charges (Non-GAAP)	$(20,091)	$(17,129)

Total
Revenue	$341,179	$292,933
Add back government billing adjustment	-	1,495
Non-GAAP revenue	$341,179	$294,428
Operating income	51,025	43,188
Operating income as a % of revenue	15.0%	14.7%
Add back:
Amortization of intangible assets related to acquisitions	6,854	4,464
Severance related to cost-savings actions	2,889	285
Government billing adjustment and related expenses	13	1,855
Impairment and other items (2)	1,725	-
Operating losses (3)	719	838
Costs associated with the evaluation and integration of acquisitions	1,574	194
Convertible debt accounting	-	54
Operating income, excluding specified charges (Non-GAAP)	$64,799	$50,878
Non-GAAP operating income as a % of revenue	19.0%	17.3%

(1) Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges and other items which are outside our normal operations, consistent with the manner in which management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules, regulations and guidance.

(2) For the three months ended June 28, 2014, impairment and other items primarily include $1.5 million of asset impairments and accelerated depreciation related to the consolidation of research model production operations, a $1.3 million charge related to a dispute with a large model supplier, and a $1.1 million gain related to the sale of a former research model facility in France.

(3) This item includes operating losses related primarily to the Company's Shrewsbury, Massachusetts facility.

CONTACT:
Charles River Laboratories International, Inc.
Investor Contact:
Susan E. Hardy, 781-222-6190
Corporate Vice President, Investor Relations
susan.hardy@crl.com
or
Media Contact:
Amy Cianciaruso, 781-222-6168
Executive Director, Public Relations
amy.cianciaruso@crl.com